UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 30, 2013

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

001-33710

Commission File Number

Delaware	06-1393453
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

4567 Telephone Road, Suite 100, Ventura, CA 93003

 (Address of principal executive office)

Registrant's telephone number, including area code:  (805) 639-9458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 30, 2013 Clean Diesel Technologies, Inc. (the “Company”) and Kanis S.A. (the “Purchaser”) entered into an amendment to amend certain terms of the Company’s outstanding 6% note due 2013 (the “Note”) issued pursuant to the Loan Commitment Letter dated December 30, 2010 (the “Commitment Letter”).  As amended, the maturity date of the Note was changed from June 30, 2013 to June 30, 2015. In addition, the payment premium due under the Note was changed from a range of $100,000 to $200,000, based proportionally on the number of days that the loan remains outstanding, to a fixed amount of $250,000, with $100,000 payable on June 30, 2013 and the remaining $150,000 payable at maturity on June 30, 2015. Finally, the interest rate was changed from six percent (6%) to eight percent (8%) as of June 30, 2013.

The foregoing description of the material terms of the amendment is qualified in its entirety by reference to the text of such amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. A copy of the Commitment Letter which includes the Form of Note as Schedule A thereto was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on January 5, 2011.

Also on January 30, 2013, the Company and the Purchaser entered into a letter agreement  (the “Letter Agreement”) regarding the Company’s outstanding 8% subordinated convertible note due in 2016 (the “Prior Note”). The Prior Note, as amended on February 16, 2012, provides that maturity may be accelerated at the Purchaser’s election to a date not earlier than May 12, 2013. Pursuant to the Letter Agreement, the Purchaser has agreed not to accelerate the maturity of the Prior Note during the 2013 calendar year.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of such agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference. A copy of the Subordinated Convertible Notes Commitment Letter which includes the Prior Note as Schedule B thereto was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on April 13, 2011, and Amendment of 8% Subordinated Convertible Promissory Note was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on February 17, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	Amendment of Clean Diesel Technologies, Inc. Loan Agreement Dated December 30, 2010 dated January 30, 2013 between Kanis S.A. and Clean Diesel Technologies, Inc.
10.2	Letter Agreement between Kanis S.A. and Clean Diesel Technologies, Inc. effective January 30, 2013

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

Date: February 1, 2013	By:	/s/ R. Craig Breese
	Name:	R. Craig Breese
	Title:	Chief Financial Officer